SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


        Date of Report (Date of earliest event reported): June 16, 2000


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                      33-95796                 76-0406417
            -----                      --------                 ----------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


     1087 Broad Street, Fourth Floor, Bridgeport, Connecticut      06604
     --------------------------------------------------------      -----
     (Address of principal executive offices)                   (Zip Code)

                                 (203) 333-6389
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

     (i) On June 16, 2000, Tanner's Restaurant Group, Inc. (the "Company" or "Tanner's") dismissed Porter Keadle Moore, LLP ("PKM"), as its independent accountants effective immediately. PKM had completed all activities related to the Company's 1999 fiscal year audit. Management dismissed this firm in order to hire a new firm that is located closer to the Company's new executive offices and that has extensive experience with companies in the Company's industry.

     (ii) The reports of PKM on the Company's consolidated balance sheets as of December 26, 1999 and December 27, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 26, 1999 and December 27, 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to terminate PKM was approved by the board of directors, who also expressed appreciation for the work performed by PKM.

     (iv) During the two most recent fiscal years and the interim period subsequent to December 26, 1999 through June 16, 2000, there were no disagreements with PKM on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKM, would have caused them to make reference thereto in their report on the financial statements for such periods.

     (v) During the two most recent fiscal years and the interim period subsequent to December 26, 1999 through June 16, 2000, none of the events described in Regulation S-K Item 304(a)(1)(v) occurred.

     (vi) On June 20, 2000, the Company delivered a copy of the disclosures which it proposed to make in Item 4 in this Form 8-K, and requested that PKM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PKM agreed with such disclosures. A copy of such letter dated June 20, 2000 indicating such agreement is filed as an exhibit to this Form 8-K.

(b) New Independent Accountants

     (i) On June 16, 2000, the Company engaged the firm of Feldman Sherb Horowitz & Co., P.C. ("FSH") as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of FSH as independent accountants.

     (ii) During the two most recent fiscal years and the interim period subsequent to December 26, 1999 through June 16, 2000, the Company has not consulted with FSH with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit

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opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304
(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Exhibits

(a)  Exhibits

     Exhibit No.   Description
     -----------   -----------

     16.1 Letter of Porter Keadle Moore, LLP dated June 20, 2000 Regarding Change in Certifying Accountant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TANNER'S RESTAURANT GROUP, INC.


Dated: June 22, 2000                     By: /s/ Lawrence Shatsoff
                                         -------------------------
                                         Lawrence Shatsoff, President


                                       3
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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     16.1 Letter of Porter Keadle Moore, LLP dated June 20, 2000 Regarding Change in Certifying Accountant